UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2019

EXP WORLD HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53300	98-0681092
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2219 Rimland Drive, Suite 301

Bellingham, WA 98226

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (360) 685‑4206

Securities registered pursuant to section 12(g) of the Act:

Common Stock, par value $0.00001 per share	EXPI	NASDAQ
(Title of Each Class)	(Trading Symbol)	(Name of each exchange on which registered)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[_] Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[_] Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 ((§240.12b‑2 of this chapter).  Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 24, 2019, our Board of Directors (the “Board”) adopted and approved an amendment to our 2015 Equity Incentive Plan (the “Plan” and such amendment the “Plan Amendment”). The Plan Amendment amends the Plan as follows:

1.by increasing the number of shares reserved for issuance under the Plan by nine million shares, to a total of thirty million shares;

2.by automatically increasing the aggregate number of shares reserved for issuance under the Plan on December 1 of each year, commencing on December 1, 2019, and ending on (and including) December 1, 2024, in an amount equal to the lesser of (a) three percent (3%) of the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year, or (b) the number of shares of Common Stock repurchased by the Company pursuant to any issuer repurchase plan then in effect; provided that the Board may act prior to December 1 of a given year to provide that there will be no share increase for such year or that the increase for such year will be a lesser number of shares than otherwise provided in clause (a) or (b).

The Plan Amendment was subsequently approved on October 31, 2019, by the written consent of our Chairman and President, Glenn Sanford, and Penny Sanford, who together hold 36,663,469 shares of the Company’s Common Stock, representing approximately 57% of the voting rights of the stockholders entitled to vote on the Plan Amendment.

In accordance with applicable law, we will be sending a notice of the taking of corporate action without a meeting by non-unanimous consent, and a related information statement on Schedule 14C  (the “Information Statement”), as required by the Securities Exchange Act of 1934, as amended, to all stockholders of record as of October 31, 2019.

The description of the Plan Amendment is qualified in its entirety by reference to the Second Amendment to the 2015 Equity Incentive Plan of EXP World Holdings, Inc., included as Appendix A to our Information Statement, which we expect to file with the Securities and Exchange Commission by November 4, 2019.

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

eXp World Holdings, Inc.
(Registrant)

Date: November 4, 2019	/s/ James Bramble
James Bramble
Chief Counsel